Exhibit 10.8

SIGNATURE PAGE TO THE SUBSCRIPTION AGREEMENT

By executing this Signature Page, the undersigned hereby executes, adopts and agrees to all terms, conditions and representations of this Subscription Agreement and acknowledges all requirements are met by the purchaser to purchase shares in the Company.

Number of Shares Subscribed at $0.05 per Share:  ___________________________________

Aggregate Purchase Price: $ ____________________________________________________

Type of ownership:	____________ Individual
____________ Joint Tenants
____________ Tenants by the Entirety
____________ Tenants in Common
____________ Subscribing as Corporation or Partnership
____________ Other

IN WITNESS WHEREOF, the undersigned Purchaser has executed this Signature

Page this __________                                           day of _________________________, 2011.

Exact Name in which Shares are to be Registered	Exact Name in which Shares are to be Registered

Signature	Signature

Print Name	Print Name

Tax Identification Number	Tax Identification Number
Or Social Security Number	Or Social Security Number

Mailing Address	Mailing Address

Residence Phone Number	Residence Phone Number

Work Phone Number	Work Phone Number

E-Mail Address	E-Mail Address

ACCEPTANCE OF SUBSCRIPTION

COMP SERVICES INC. hereby accepts the subscription of ________________Shares as of the ____________day of _________________, 2011.

COMP SERVICES, INC.

By:        ________________________________________________________________

Name:   GABRIELMENDEZ _________________________________________________

Title:     CEO_____________________________________________________________

Exhibit I to Subscription Agreement

DEFINITION OF "ACCREDITED INVESTOR"
WITHIN THE MEANING OF REGULATION D

An accredited investor means any person who comes within any of the following categories, or whom the Company reasonably believes comes within any of the following categories, at the time of the sale of the Shares to that person:

(i) any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Exchange Act; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S., Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(ii)  any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(iii) any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(iv)  any of the directors or executive officers of the Company;

(v)  any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of investment in the Common Stock, exceeds $250,000;

(vi) any natural person who had an individual income in excess of $250,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching that same income level in the current year;

(vii) any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

(viii)  any entity in which all of the equity owners are accredited investors.

Exhibit II to Subscription Agreement

PURCHASER QUESTIONNAIRE FOR INDIVIDUALS

Purpose of this Questionnaire.

Shares of Comp Services Inc., a Nevada Corporation (the "Company'), are being offered without registration under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of certain states, in reliance on the private offering exemption contained in Rule 506 of the Securities Act and on Regulation D or Regulation S of the Securities and Exchange Commission, and in reliance on similar exemptions under certain applicable state laws. The purpose of this Purchaser Questionnaire is to assure the Company that the proposed purchaser meets the standards imposed for the application of such exemptions including, but not limited to, whether the proposed purchaser qualifies as an "accredited investor" as defined in Rule 501 under the Act or a “sophisticated investor” as defined in Rule 506 under the Act, your answers will at all times be kept strictly confidential. However, by signing this purchaser Questionnaire you agree that the Company may present this Purchaser Questionnaire to such parties as the Company may deem appropriate if called upon under the law to establish the availability of any exemption from registration of the private placement or if the contents hereof are relevant to any issue in any action, suit or proceeding to which the Company is a party or by which it may be bound. The undersigned realizes that this Purchaser Questionnaire does not constitute an offer by the Company to sell shares but is a request for information.

THE COMPANY WILL NOT OFFER OR SELL SHARES TO ANY INDIVIDUAL WHO HAS NOT FILLED OUT, AS THOROUGHLY AS POSSIBLE, A PROSPECTIVE PURCHASER QUESTIONNAIRE.

Instructions:

One (1) copy of this Questionnaire should be completed, signed, dated and delivered to:

Comp Services Inc.
414 S. Almansor St.
Alhambra, CA 91801

Please contact the Company at 626- 975- 0027, if you have any questions with respect to the Questionnaire.

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is "None" or "Not Applicable," so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

I.           General Information:

Name:  _______________________________________________________________________

Date of Birth:  _________________________________________________________________

Residence Address:  ____________________________________________________________

Business Address:  _____________________________________________________________

Home Telephone No.: ___________________________________________________________

Business Telephone No:  _________________________________________________________

E-mail Address:  _______________________________________________________________

Preferred Mailing Address: ________ Business  or _________   Home (check one)

Social Security Number:  ________________________________________________________

Marital Status:  ________________________________________________________________

II.           Financial Condition:

1.           Did your individual annual income during each of 2008 and 2009 exceed $250,000 and do you reasonably expect your individual annual income during 2010 to exceed $250,000?
Yes _______                                No _______

2.           Did your joint (with spouse) annual income during each of 2008 and 2009 exceed $300,000 and do you reasonably expect your individual annual income during 2010 to exceed $300,000?
Yes _______                                No _______

3.           Does your individual or joint net worth exceed $250,000?
Yes _______                                No _______

By signing this Questionnaire I hereby confirm the following statements:

(a)  I am aware that the offering of Common Stock will involve securities that are not transferable and for which no market exists, thereby requiring my investment to be maintained for an indefinite period of time.

(b)  I acknowledge that any delivery to me of the Memorandum relating to the Shares of Common Stock prior to the determination by the Company of my suitability as an investor, shall not constitute an offer of such Shares until such determination of suitability shall be made, and I agree that I shall promptly return the Memorandum to the Company upon request.

(c)  My answers to the foregoing questions are, and were on any date (if any) that I previously subscribed for Shares in the Company, true and complete to the best of my information and belief and were true on any date that I previously as of, and I will promptly notify the Company of any changes in the information I have provided.

Executed:

Date: ____________________________________________________

Place:  ___________________________________________________

_________________________________________________________
(Printed Name)

_________________________________________________________
(Signature)

_________________________________________________________
(Printed Name of Joint Subscriber)